UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2025

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

233 South Wacker Drive, Suite 4900, Chicago, Illinois	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HSII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Heidrick & Struggles International, Inc. (the “Company”) is filing this Form 8-K/A as an amendment to the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission on January 30, 2025 (the “Original Filing”). The Original Filing reported the transition of Sarah Payne from the position of Chief Human Resources Officer to an advisory role. The sole purpose of this Form 8-K/A is to provide the information to supplement the disclosure contained in Item 5.02 of the Original Filing with the terms and conditions of the separation agreement that the Company entered into with Ms. Payne, which had not been finalized at the time of filing of the Original Report. Except as disclosed below, the disclosures in the Original Filing remain unchanged.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2025, the Company agreed with Sarah Payne that she will transition from the position of Chief Human Resources Officer to an advisory role, effective March 31, 2025. Ms. Payne will serve in advisory capacity until June 30, 2025, after which she will leave the Company. An executive search process will commence for Ms. Payne’s successor as Chief Human Resources Officer.

Separation Agreement

On February 2, 2025, Ms. Payne and the Company entered into a separation agreement (the “Separation Agreement”) pursuant to which, in consideration for her execution and compliance with the terms and conditions of the Separation Agreement, Ms. Payne will be paid a monthly separation payment of $51,041.67 over eighteen months (the “Severance Period”). The Company shall also accelerate the vesting of 3,655 restricted stock units in accordance with the terms set out in the Company’s Management Severance Pay Plan, filed by the Company as exhibit 10.1 to the Form 8-K filed on April 15, 2022. Finally, Ms. Payne will be entitled to a discretionary bonus for fiscal year 2025 in an amount determined at the sole discretion of the Company, but, in any event, no less than 3 months of Ms. Payne’s salary plus target bonus. As further consideration, Ms. Payne will continue to participate in the Company’s health and welfare benefits programs through the earlier of: a) one year following her separation date; b) the end of the Severance Period or c) the date on which Ms. Payne becomes employed and covered under another employer’s benefit plan.

The forgoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement to be filed with the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2024.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heidrick & Struggles International, Inc.
(Registrant)

Date: February 6, 2025	/s/ Tracey Heaton
	Name:	Tracey Heaton
	Title:	Chief Legal Officer & Corporate Secretary